PRELIMINARY PROXY MATERIAL
                                               Dated November 5, 1998

                      CENTURION T.A.A. FUND, INC.
                 11545 W. Bernardo Court, Suite 100
                    San Diego, California 92127


              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON DECEMBER 18, 1998


TO THE SHAREHOLDERS OF CENTURION T.A.A. FUND, INC.:

     A Special Meeting of the shareholders of Centurion T.A.A. Fund, Inc. (the "Fund") will be held at 11545 W. Bernardo Court, Suite 100, San Diego, California 92127 on Friday, December 18, 1998 at 10:00 a.m., Local Time for the following purposes:

1. To approve an amendment to the Fund's Articles of Incorporation to change the Fund's name to "Centurion Counsel Funds, Inc."

2. To approve an amendment to the Fund's Articles of Incorporation to increase the Fund's authorized capital stock to 200,000,000 shares, to authorize the Fund to establish additional series and classes of stock and to reclassify the outstanding shares of the Fund as the Centurion Counsel Market Neutral Fund.

	THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH PROPOSAL.

	Shareholders of record at the close of business on October 30, 1998, are the only persons entitled to notice of and to vote at the meeting.

	Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. You may give your proxy in writing or by telephone, as explained in the Proxy Statement. If you are present at the meeting, you may then revoke your proxy and vote in person. A return envelope is enclosed for your convenience.

										Secretary
Dated: November __, 1998



                                                    PRELIMINARY PROXY MATERIAL
                                                      Dated November __, 1998


	                            PROXY




	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                     CENTURION T.A.A. FUND, INC.

	Special Meeting of Shareholders - December 18, 1998



The undersigned shareholder of CENTURION T.A.A. FUND, INC., a Minnesota corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders to be held on Friday, December 18, 1998 at 10:00 a.m. Local Time, at 11545 W. Bernardo Court, Suite 100, San Diego, California 92127, telephone
(619) 673-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Special Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.



Either of such attorneys or their substitutes has and may exercise all of the powers of said attorneys-in-fact hereunder.


	[SEE REVERSE SIDE]

	________________________________________

	CONTINUED AND TO BE SIGNED ON REVERSE SIDE


               [ X ]    Please mark votes as in this example.

Recommendation This Proxy will be voted as directed or, if no direction
of the Board   is indicated, will be voted FOR proposals 1 through 2,
of Directors   inclusive, below, and as said proxies deem advisable on
               such other matters as may properly come before the meeting.
               Management will not vote proxies voting against the transaction for adjournment of the meeting.

     FOR       1. TO AMEND ARTICLE I OF THE CORPORATION'S ARTICLES OF
                  INCORPORATION TO CHANGE THE CORPORATION'S NAME TO "CENTURION COUNSEL FUND."

                  [   ]   FOR [   ]  AGAINST  [   ]  ABSTAIN


     FOR       2.	TO AMEND ARTICLE 5 OF THE FUND'S ARTICLES OF
                  INCORPORATION TO INCREASE THE CORPORATION'S
                  AUTHORIZED CAPITAL STOCK  TO AUTHORIZE AND
                  ESTABLISH ADDITIONAL SERIES OF CAPITAL STOCK AND TO RENAME THE SERIES OF THE FUND'S CURRENT SHARES.

                  [   ]  FOR  [   ]  AGAINST   [   ]  ABSTAIN



(This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature: 								Date:


Signature: 								Date:


(Joint owners must each sign. Please sign exactly as your name(s) appear(s) on this Proxy. When signing as an attorney, trustee, executor, administrator or guardian, please give your full title. If signer is a corporation, please sign the full corporation name and full title of signing officer.)



                                           PRELIMINARY PROXY MATERIAL
                                            Dated November ___, 1998




                      ________________________________________

                                   PROXY STATEMENT
                       ________________________________________



CENTURION T.A.A. FUND, INC.
11545 West Bernardo Court, Suite 100
San Diego, California 92127


SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 18, 1998



	This document gives you information you need in order to vote on the matters coming before the Special Meeting and is furnished in connection with the solicitation of proxies by the Fund, which is a Minnesota corporation. If you have any questions, please feel free to call us at (619) 673-8536.

Who is asking for my vote?

	The Board of the Fund asks that you vote on the two proposals listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the Special Meeting on Friday, December 18, 1998, and if the Special Meeting is adjourned, at any later meeting. You may vote in person at the Special Meeting or by returning your completed Proxy in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the Proxy if you are voting by telephone.

Who is eligible to vote?

	Shareholders of record at the close of business on October 30, 1998 (the "Record Date") are notified of the meeting and are entitled to vote.
The Notice of Special Meeting, the Proxy Card, and the Proxy Statement were mailed to shareholders of record on or about November ___, 1998. As of the Record Date, there were issued and outstanding 1,945,796 common shares, $0.01 par value, of all classes of the Fund. As of the Record Date, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund.
	Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of October 30, 1998. Under Minnesota law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
(3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

	At a meeting held on October 27, 1998, the Board of the Fund, including the independent directors, unanimously approved submitting the following proposals:


1.   To change the name of the Fund to Centurion Counsel Funds, Inc.

2. To approve the amendment of the Articles of Incorporation of the Fund to increase the Fund's authorized capital stock to 200,000,000 shares, to authorize creating different series and classes of stock and to reclassify the Fund's outstanding shares as the series entitled "Centurion Counsel Market Neutral Fund." THE RECLASSIFICATION IS TO CHANGE THE SERIES NAME OF YOUR SHARES ONLY. NONE OF THE RIGHTS, PREFERENCES OR PRIVILEGES OF YOUR SHARES WILL BE ALTERED BY PROPOSAL 2 IF APPROVE.

How can I get more information about the Fund?

	A COPY OF THE FUND'S MOST CURRENT SHAREHOLDER REPORT WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS FOR THE FUND'S FISCAL PERIOD-END. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT CENTURION T.A.A. FUND, INC. BY CALLING (619) 673-8536; WRITING TO 11545 WEST BERNARDO COURT, SUITE 100, SAN DIEGO, CALIFORNIA 92127. ALL COPIES ARE PROVIDED FREE OF CHARGE.

FORWARD LOOKING STATEMENTS

	The statements contained in this Proxy Statement that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Fund operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
The Company's operating results depend primarily on income from its securities investment portfolio which is substantially influenced by (i) return on investments of the Fund chosen by the Adviser, (ii) the Fund's operating expense levels, and (iii) equity and debt market conditions which affect the earnings and value of the Fund's investment portfolio.

PROPOSAL 1 - AMEND THE ARTICLES OF INCORPORATION
 TO CHANGE THE COMPANY'S NAME
 TO "CENTURION COUNSEL FUNDS, INC."

	The Board of Directors recommends the change in the Fund's name to Centurion Counsel Funds, Inc. so that the Fund's name will be consistent with its plans to establish additional series of investment fund portfolios, each of which will have separate investors, investment portfolios and investment objectives, policies and strategies which will not relate to or be indicative of the Fund's current name. Also, the proposed new name will provide the Fund with a more distinctive identification in its market(s) by differentiating it from at least two other series of funds which have "Centurion" in their names. The name change, if approved, will not affect the rights of any shareholder of the Fund.

	If approved, the name of the Fund will be changed to "Centurion Counsel Funds, Inc." The name change will not become effective until approved by the shareholders. The proposal to amend the Fund's Articles of Incorporation has been approved by a majority of the Board.

	This Proposal requires the affirmative vote of a majority of the Fund's outstanding shares. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME.

	If the shareholders of the Fund fail to approve the proposed Amendment to the Fund's Articles of Incorporation, the name of the Fund will remain unchanged. The Board of Directors, in its discretion, may determine not to change the name of the Fund, notwithstanding shareholder approval, if the proposals in this Proxy Statement are not approved. The Board may, however, consider further action and could request the shareholders of the Fund to reconsider the amendment to the Fund's Articles of Incorporation.

PROPOSAL 2 - AMEND THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES
TO AUTHORIZE THE CREATION OF SERIES AND CLASSES OF STOCK
AND TO REDESIGNATE CURRENTLY OUTSTANDING STOCK
AS SERIES ENTITLED "CENTURION COUNSEL MARKET NEUTRAL FUND"

	The Board recommends that the Fund's Articles of Incorporation be amended to increase the Fund's authorized shares to 200,000,000, to authorize the Board to create additional series and classes of shares and to redesignate the Fund's currently outstanding shares as the Centurion Counsel Market Neutral Fund series of Shares. The Board has determined that it would be in the best interests of the Fund to issue additional series of stock to enable the Fund to offer investments in additional fund portfolios. As with the Fund's current stock, each new series of stock would be comprised of four classes of shares, Class A, Class B, Class C and Class D shares. Each additional series would have its own investors, investment portfolio and investment objectives, policies and strategies. In establishing additional series, the Board has determined to re-designate the Fund's outstanding stock as the series entitled "Centurion Counsel Market Neutral Fund."
Under this proposal, each of the outstanding shares of Class A, Class B, Class C and Class D stock would become Centurion Counsel Market Neutral
Fund Class A, Class B, Class C and Class D shares, respectively. Other than the redesignation as the Centurion Counsel Market Neutral Fund series, the Fund's outstanding shares would remain the same and the rights, preferences and privileges of the holders thereof would be unchanged by the amendment. A copy of the proposed Amendment to Article V is included as Exhibit A to this Proxy Statement.

	The Amendment would establish the following series of stock:
"Centurion Counsel Growth Fund," "Centurion Counsel Government Securities Fund," "Centurion Counsel International Fund," and "Centurion Counsel Real Estate Fund." Up to 20,000,000 shares would be authorized for issuance in each series.

	Under the proposal, the proceeds received from the stock of any series would be maintained and invested by the Fund in a separate investment portfolio. The interest of the stockholders of a series in the Fund's income, costs and distributions would be confined to the investment portfolio of that series only.

	The Board believes that the establishment of additional series of stock will allow the Fund to offer a wider variety of mutual fund investments to prospective investors. The Board's intent is to facilitate the growth of the Fund as a whole and thereby, among other things, spread the costs of Fund operations over a greater aggregate Fund portfolio size, thereby resulting in lower overall Fund operating costs and expenses.

	If approved, the Amendment would increase the Fund's authorized capital stock from 100 million shares to 200 million shares and authorize the Fund's Board to create separate series and classes of shares, from time to time, as it deemed appropriate, subject to the maximum number of shares authorized. The Amendment would initially authorize the following series:

	Up to 20 million shares as the series "Centurion Counsel Market Neutral Fund"; 20 million shares as the series "Centurion Counsel Growth Fund"; 20 million shares as the series "Centurion Counsel Government Securities Fund"; 20 million shares as the series "Centurion Counsel International Bond Fund" and 20 million shares as the series "Centurion Counsel Real Estate Fund." The remaining unauthorized shares would be subject to future designation by the Board as an existing or newly authorized series and/or class of shares.

	Each series would be its own "Fund" and would represent an exclusive interest in a separate portfolio of securities. The Amendment would also authorize the Board to subdivide shares of any series into two or more classes of stock, each of which would have identical voting, distribution and liquidation rights. Under the Amendment, shares of each class of a series would be subject to different front-end loads, contingent deferred sales loads, expenses (including distribution expenses under a 12b-1 plan and administrative expenses under the administrative or accounting services agreement), conversion rights and class voting rights, to the extent permitted by Minnesota law, the Investment Company Act of 1940 and the rules and regulations of the National Association of Securities Dealers, Inc.

	If the Amendment is approved, it would provide the Fund additional flexibility in at least two areas.

	 		The ability to create classes of shares would enable the Fund to customize service levels for shareholders while allocating expenses associated with those services to those who elect to use them. Thus, funds which provide investor services such as cash management type debit card or unlimited check writing services would require only those investors only to bear the expense of such services.

	 		The various fee structures that can be used for different classes of shares would allow investors to choose the purchasing method best suited for their personal situation which, the Board believes, would enable the Fund to better attract additional shareholders.

	The Amendment establishes for each series Class A, Class B, Class C and Class D shares. With any series, the Class A, Class B, Class C and Class D shares have the same rights, preferences and privileges with respect to each other as the Fund's currently outstanding Class A, Class B, Class C and Class D shares.

	This Proposal requires the affirmative vote of a majority of each Fund's outstanding shares. THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

What is the required quorum?

	To hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund's shareholders.

How are the votes counted?

	The individuals named as proxies (or their substitutes) on the enclosed Proxy (or proxies, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your Proxy
(ies) with no specific instructions as to the proposals.  IF YOU
PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS
WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

	Abstentions and "broker non-votes" (as defined below) are counted in determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Because each proposal must be approved by a majority of the Fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Can additional matters be acted upon at the Special Meeting?

	No. Under Minnesota Corporation Law only matters stated in the Notice of a Special Meeting of shareholders may be considered at the Special Meeting.

How can proxies be recorded?

	You may record your votes on the Proxy enclosed with this statement and mail it in the prepaid envelope provided to the Fund. In addition, the Fund has arranged to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

	Directors, officers, or employees of the Fund or of Centurion Counsel, Inc., the Fund's Adviser, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number the Fund has in its records for their accounts and would be asked for their Social Security number or other identifying information.
The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special number will be available in case the information contained in the confirmation is incorrect.
	The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

	The approximate date on which this Proxy Statement and Proxy are first being mailed to shareholders is November ___, 1998.

Can I change my vote after I mail my proxy?

	Any proxy, including those given by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

Is the Fund required to hold annual meetings?

	Under Minnesota law, the Fund is required to hold annual meetings. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next shareholder meeting, the proposal must be submitted in writing and received by the Secretary of the Fund, at 11545 West Bernardo Court, Suite 100, San Diego, California 92127, within a reasonable time before the Fund begins to print and mail their proxy materials.

						MARY R. LIMOGES,
						Secretary

Dated:  November ___, 1998